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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   November 17, 2000
                                                --------------------------------

                                  VERSATA, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      000-29757                68-0255203
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

2101 Webster Street, Oakland, California                           94612
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (510) 238-4100
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 17, 2000 Versata, Inc. (the "Company") completed the acquisition of Verve, Inc., a California corporation ("Verve"), in accordance with the Agreement and Plan of Reorganization by and among the Company, VATA Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("VATA"),Verve and certain shareholders of Verve, dated as of October 18, 2000 (the "Merger Agreement"), a copy of which is attached hereto as Exhibit
2.1 and is incorporated herein by reference.

     Verve provides embedded business process management technology for distributed and dynamic enterprise applications in the financial services, telecommunications, e-business service chain, and OEM software industries. The Company intends to continue such business.

     In connection with the acquisition, the Company issued an aggregate of 448,467 shares of its Common Stock and paid an aggregate of $1,176,356 in cash to Verve's shareholders in exchange for all outstanding shares of Verve's capital stock and reserved 232,338 additional shares of Company Common Stock for issuance upon exercise of outstanding employee stock options of Verve that were assumed by the Company. Portions of the shares of Company Common Stock issued will be held in escrow pursuant to the terms of the Merger Agreement. The Company used funds from existing cash reserves to pay the cash portion of the merger consideration. Pursuant to the Merger Agreement, VATA merged with and into Verve and Verve survived the merger, continuing as a wholly-owned subsidiary of the Company. The share issuances were exempt from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended.

     The aggregate consideration paid for the acquisition of Verve's outstanding capital stock was calculated pursuant to the consideration provisions and certain exchange rates contained in the Merger Agreement. The terms of the Merger Agreement were the result of arm's-length negotiations among the Company and Verve.

     The acquisition will be accounted for under the purchase method of accounting.

     The Company's press release announcing completion of the acquisition is included herein as Exhibit 99.1.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

          The financial information required by this item will be filed by amendment within 60 days of December 2, 2000.

     (b)  Pro forma financial information.

          The financial information required by this item will be filed by amendment within 60 days of December 2, 2000.

     (c)  Exhibits

          The following documents are filed as exhibits to this report:

          Exhibit
          Number    Description
          -------   -----------
          **2.1     Agreement and Plan of Reorganization by and among Versata,
                    Inc., VATA Acquisition Corp., Verve, Inc. and Certain
                    Shareholders of Verve, Inc., dated October 18, 2000

           99.1     Press Release dated November 20, 2000 of the Company.

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** Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been designated by an asterisk and has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, pursuant to an application for confidential treatment.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VERSATA, INC.
                                        a Delaware corporation


November 30, 2000                       By: /s/ JOHN A. HEWITT, JR.
                                           -------------------------------------
                                           John A. Hewitt, Jr.
                                           President, Chief Executive Officer
                                           and Director

                                        By: /s/ KEVIN B. FERRELL
                                           -------------------------------------
                                           Kevin B. Ferrell
                                           Chief Financial Officer



                                  EXHIBIT INDEX


     Exhibit
     Number    Description
     -------   -----------
     **2.1     Agreement and Plan of Reorganization by and among Versata, Inc.,
               VATA Acquisition Corp., Verve, Inc. and Certain Shareholders of
               Verve, Inc., dated October 18, 2000

      99.1     Press Release dated November 20, 2000 of the Company.

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** Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been designated by an asterisk and has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, pursuant to an application for confidential treatment.